Metals USA, Inc.
                                                        4801 Woodway -Suite 300E
                                                        Houston, Texas 77056

                                 July ___, 1997

To the Stockholders of the Companies

Reference is made to those certain Agreements and Plans of Organization (the "Agreements"), each dated as of April 30, 1997, by and among the parties as reflected on Exhibit A attached hereto. Each of the undersigned hereby agrees, and Metals USA, Inc., a Delaware corporation ("Metals"), hereby agrees with respect to Section 5, as follows:

      1. NONCOMPETITION. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of
Section 13 of the Agreements as if each of the undersigned was a STOCKHOLDER as defined therein.

      2. NONDISCLOSURE OF CONFIDENTIAL INFORMATION. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 14.1, 14.3 and 14.4 of the Agreements as if each of the undersigned was a STOCKHOLDER as defined therein, and agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Sections 14.2, 14.3 and 14.4 of the Agreements as if each was METALS and NEWCO as defined therein.

      3. TRANSFER RESTRICTIONS. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 15 of the Agreements with respect to all of the shares of Metals Common Stock owned of record by each of the undersigned as of the Funding and Consummation Date (as defined in the Agreements) as if each of the undesigned was a STOCKHOLDER as defined therein. Each of the undersigned expressly acknowledges and agrees that the stock certificates evidencing all of such shares shall bear the restrictive legend contained in Section 15.1 of the Agreements.

GUTEWD\63089\006003
HOUSTON\721655.01
6/24/97--3:39 pm

Stockholders of the Companies
July __, 1997
Page 2

      4. FEDERAL SECURITIES ACT REPRESENTATIONS. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 16 of the Agreements with respect to all of the shares of Metals Common Stock owned of record by the undersigned as of the Funding and Consummation Date as if each of the undesigned was a STOCKHOLDER as defined therein. Further, each of the undersigned expressly acknowledges and agrees that the stock certificates evidencing all of such shares shall bear the restrictive legend contained in Section 16.1 of the Agreements.

      5. REGISTRATION RIGHTS. Metals hereby grants each of the undersigned the same piggyback registration rights set forth in Section 17.1 of the agreements granted to the STOCKHOLDERS (as defined in the Agreements), subject to the terms, covenants, restrictions, prohibitions and limitations of Sections 17.3,
17.4 and 17.5 of the Agreements, which the undersigned agree to adhere to and to be bound by.

      6. COUNTERPARTS. This letter may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first above written.

                                    Notre Capital Ventures II, L.L.C.

                                    By:________________________________
                                    Name: Steven S. Harter
                                    Title: President

                                    --------------------------------------
                                    Arthur L. French

GUTEWD\63089\006003
HOUSTON\721655.01
6/24/97--3:39 pm

Stockholders of the Companies
July __, 1997
Page 3

                                    -------------------------------------
                                    J. Michael Kirksey


                                    STEPHEN R. BAUR AND JENNIFER BAUR,
                                    JTWROS

                                    By:__________________________________
                                       Stephen R. Baur

                                    By:__________________________________
                                       Jennifer Baur


                                    -------------------------------------
                                    Terry Freeman

                                    -------------------------------------
                                    Frank W. Montfort

                                    --------------------------------------
                                    Cary Vollintine

                                    ------------------------------------
                                    Shellie Gray LePori

GUTEWD\63089\006003
HOUSTON\721655.01
6/24/97--3:39 pm

Stockholders of the Companies
July __, 1997
Page 4

                                    --------------------------------------
                                    Fred M. Ferreira

                                    --------------------------------------
                                    Emmett E. Moore

                                    -------------------------------------
                                    William J. Lynch

                                    --------------------------------------
                                    James George Lynch

                                    -------------------------------------
                                    Leonard A. Potter

                                    --------------------------------------
                                    Dr. Bernard A. Millstein

                                    -------------------------------------
                                    InfoScope Partners, Inc.

GUTEWD\63089\006003
HOUSTON\721655.01
6/24/97--3:39 pm

Stockholders of the Companies
July __, 1997
Page 5

                                   -------------------------------------
                                   Jennifer Summerford

                                   -------------------------------------
                                   Melinda Malek

                                   -------------------------------------
                                   L.E. Peterson

                                   -------------------------------------
                                   Don Shirtcliff

                                   -------------------------------------
                                   Keith E. St. Clair

                                   --------------------------------------
                                   T. William Porter

                                   --------------------------------------
                                   Donald D. Temperton

GUTEWD\63089\006003
HOUSTON\721655.01
6/24/97--3:39 pm

Stockholders of the Companies
July __, 1997
Page 6

                                    -------------------------------------
                                    Kaye M. Wiggins

                                    JOHN A. HAGEMAN AND CINDY
                                    HAGEMAN, JTWROS

                                    By:__________________________________
                                       John A. Hageman

                                    By:__________________________________
                                       Cindy Hageman

                                    -------------------------------------
                                    Robert DuBose

                                    -------------------------------------
                                    Cindy Barrientes

                                    ------------------------------------
                                    Martha Spradley

                                    -------------------------------------
                                    Claudia Cedillo

                                    --------------------------------------
                                    Mark Alper

GUTEWD\63089\006003
HOUSTON\721655.01
6/24/97--3:39 pm

Stockholders of the Companies
July __, 1997
Page 7

                                    ------------------------------------
                                    Jonathan Alper

                                    --------------------------------------
                                    Richard A. Singer

                                    -------------------------------------
                                    Arnold Bradburd

                                    -------------------------------------
                                    William B. Edge

                                    --------------------------------------
                                    Patrick A. Notestine

                                    -------------------------------------
                                    Craig R. Doveala

                                    -------------------------------------
                                    Robert J. McCluskey

GUTEWD\63089\006003
HOUSTON\721655.01
6/24/97--3:39 pm

Stockholders of the Companies
July __, 1997
Page 8

                                    --------------------------------------
                                    Michael E. Christopher

                                    ------------------------------------
                                    Tommy E. Knight

                                    --------------------------------------
                                    Richard E. Kristinik

                                    CHERYL L. KETCHIE AND ROBERT L.
                                    KETCHIE, JTWROS

                                    By:__________________________________
                                          Cheryl L. Ketchie

                                    By:__________________________________
                                          Robert L. Ketchie

                                    -------------------------------------
                                    Richard T. Howell

                                    TUCKER FRENCH SMITH 1997 TRUST

                                    By: ___________________________________
                                          Arthur L. French, Trustee

GUTEWD\63089\006003
HOUSTON\721655.01
6/24/97--3:39 pm

Stockholders of the Companies
July __, 1997
Page 9

                                    TATE HENRY SMITH 1997 TRUST

                                    By: ___________________________________
                                          Arthur L. French, Trustee

                                    --------------------------------------
                                    Laura French Smith

                                    -------------------------------------
                                    Arthur Leeman French III

                                    -------------------------------------
                                    Stephen R. Baur, as custodian for Zoe Erin
                                    Baur under the T.U.G.M.A.

                                    -------------------------------------
                                    Stephen R. Baur, as custodian for Jackson
                                    John Baur under the T.U.G.M.A.

                                    -------------------------------------
                                    J. Michael Kirksey, as custodian for Ryan
                                    Michael Kirksey under the T.U.G.M.A.

                                    -------------------------------------
                                    J. Michael Kirksey, as custodian for Jason
                                    Matthew Kirksey under the T.U.G.M.A.

GUTEWD\63089\006003
HOUSTON\721655.01
6/24/97--3:39 pm

Stockholders of the Companies
July __, 1997
Page 10

                                    -------------------------------------
                                    John A. Hageman, as custodian for Lindsey
                                    Hageman under the T.U.G.M.A.

                                    -------------------------------------
                                    John A. Hageman, as custodian for Kristen
                                    Hageman under the T.U.G.M.A.

                                    -------------------------------------
                                    John A. Hageman, as custodian for Sarah
                                    Hageman under the T.U.G.M.A.

                                    -------------------------------------
                                    Keith E. St. Clair, as custodian for William
                                    Conner St. Clair under the T.U.G.M.A.

                                    -------------------------------------
                                    Keith E. St. Clair, as custodian for Robert
                                    Clayton St. Clair under the T.U.G.M.A.

GUTEWD\63089\006003
HOUSTON\721655.01
6/24/97--3:39 pm

Stockholders of the Companies
July __, 1997
Page 11

ACCEPTED AND AGREED, as of the day and year first above written as to Section 5.

                                    METALS USA, INC.

                                    By:___________________________________

/jeg

GUTEWD\63089\006003
HOUSTON\721655.01
6/24/97--3:39 pm

Stockholders of the Companies
July __, 1997
Page 12

                                EXHIBIT A

Affiliated Metals, Inc.

Interstate Steel Supply Company

Queensboro Steel Corporation

Southern Alloy of America, Inc.

Steel Service Systems, Inc.

Texas Aluminum Industries, Inc./Cornerstone Metals

Uni-Steel, Inc.

Williams Steel & Supply Co., Inc.

GUTEWD\63089\006003
HOUSTON\721655.01
6/24/97--3:39 pm